SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 3, 2003
                                                  (August 25, 2003)


                            Rare Medium Group, Inc.
               --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


      Delaware                    000-13865                 23-2368845
  (State or Other           (Commission File No.)         (IRS Employer
  Jurisdiction of                                         Identification No.)
   Incorporation)


           19 West 44th Street, Suite 507, New York, New York 10036
         ---------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)


                                (212) 730-7540
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                      N/A
          ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  Acquisition or Disposition of Assets.

On August 25, 2003, pursuant to a Stock Purchase Agreement between Arris International, Inc., a Delaware corporation ("Arris"), and the Company, dated August 18, 2003 (the "ESP Purchase Agreement"), the Company acquired all of the outstanding common stock of Electronic System Products, Inc., an Illinois corporation ("ESP"), from Arris. The Company paid Arris $1.00 as consideration. In accordance with the ESP Purchase Agreement, Arris retained certain rights with respect to certain of ESP's existing intellectual property (as defined in the ESP Purchase Agreement), certain accounts receivable and certain equity positions held by ESP. The Company is not (and has never been) an affiliate of Arris.


ITEM 5.  Other Events and Regulation FD Disclosure.

On September 2, 2003, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.

As described in the press release and Item 2 above, the Company completed the acquisition of ESP pursuant to the terms of the ESP Purchase Agreement. The ESP Purchase Agreement is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Also, as described in the press release, the Company, through a newly-formed, wholly-owned subsidiary, entered into a definitive agreement to acquire approximately 67% (on a fully diluted basis) of the outstanding equity of Verestar, Inc. (the "Verestar Purchase Agreement"). The closing under the Verestar Purchase Agreement is subject to Verestar achieving certain concessions from its satellite and terrestrial vendors, approval by the Federal Communications Commission and other customary closing conditions. The Verestar Purchase Agreement is filed herewith as Exhibit 2.2 and incorporated herein by reference.

Additionally, in connection with the Verestar Purchase Agreement, and as described in the press release, the Company purchased a $2.5 million senior secured note pursuant to the terms of a note purchase agreement (the "Note Purchase Agreement"). The Note Purchase Agreement is filed herewith as Exhibit
10.1 and incorporated herein by reference.

The foregoing description is not a description of all of the material terms of the ESP Purchase Agreement, the Verestar Purchase Agreement, the Note Purchase Agreement and the press release. You should read the documents that are attached as exhibits to this report for a more complete understanding of the ESP Purchase Agreement, the Verestar Purchase Agreement, the Note Purchase Agreement and the press release.


ITEM 7.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial information required by this Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days after the date that this report was required to be filed.

(b) Pro Forma Financial Information. The financial information required by this Item 7(b) will be filed by an amendment to this Form 8-K not later than 60 days after the date that this report was required to be filed.

(c) Exhibits

Number      Description

2.1 Stock Purchase Agreement between Rare Medium Group, Inc. and Arris International, Inc.

2.2 Securities Purchase Agreement by and among American Tower Corporation, Verestar Manager, LLC, and Verestar, Inc.

10.1 Note Purchase and Revolving Credit Agreement by and between Verestar, Inc. and Rare Medium Group, Inc.

99.1        Press release issued by Rare Medium Group, Inc.
            on September 2, 2003.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     RARE MEDIUM GROUP, INC.
                                     (Registrant)

DATE:  September 3, 2003             By:  /s/ Robert C.  Lewis
                                          ----------------------------
                                     Name:  Robert C. Lewis
                                     Title: Senior Vice President and
                                            General Counsel

                                Exhibit Index

Number      Description
------      -----------

2.1 Stock Purchase Agreement between Rare Medium Group, Inc. and Arris International, Inc.

2.2 Securities Purchase Agreement by and among American Tower Corporation, Verestar Manager, LLC, and Verestar, Inc.

10.1 Note Purchase and Revolving Credit Agreement by and between Verestar, Inc. and Rare Medium Group, Inc.

99.1        Press release issued by Rare Medium Group, Inc. on September 2,
            2003.